Investor Presentation 2024 Second Quarter

2 Safe Harbor Statement CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control. Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for losses and loss expenses, measurements of potential losses in the fair value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates. Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following: Insurance Risk • the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; • the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks; • the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions; • actual claims exceeding reserves for losses and loss expenses; • losses related to the Israel-Hamas conflict and the associated conflict in the Red Sea, the Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses; • the adverse impact of social and economic inflation; • the failure of any of the loss limitation methods we employ; • the failure of our cedants to adequately evaluate risks; Strategic Risk • increased competition and consolidation in the insurance and reinsurance industry; • changes in the political environment of certain countries in which we operate or underwrite business; • the loss of business provided to us by major brokers; • a decline in our ratings with rating agencies; • the loss of one or more of our key executives; • increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters; • the adverse impact of contagious diseases (including COVID-19) on our business, results of operations, financial condition, and liquidity; Credit and Market Risk • the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased; • the failure of our policyholders or intermediaries to pay premiums; • general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates; • breaches by third parties in our program business of their obligations to us; Liquidity Risk • the inability to access sufficient cash to meet our obligations when they are due; Operational Risk • changes in accounting policies or practices; • the use of industry models and changes to these models; • difficulties with technology and/or data security; • the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties; Regulatory Risk • changes in governmental regulations and potential government intervention in our industry; • inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and Risks Related to Taxation • changes in tax laws. Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10- K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise

3 AXIS aspiration Be the leading Specialty underwriter, generating consistent top-quartile diluted book value per common share (“DBVPS”) growth for shareholders

4 We are a Specialty Underwriter

5 73% 27% At a Glance Insurance Reinsurance Year-to-Date Annualized Operating ROACE2 19.1% Total capital3 $7.0 billion Financial strength rating A/A+ AM Best/S&P Debt to total capital3 18.8% Represented in 19 offices worldwide With 1900 employees Insurance $6.4 billion Reinsurance $2.4 billion Our strategic focus is on Specialty products: Risk transfer that requires dedicated, tailored underwriting expertise delivered through differentiated distribution channels and customer profiles $8.8 billion Ranked 8/41 insurance companies in 2023 One of Forbes’s "Best Mid- Size Employers" in 2022 and 2023 P&C Honors for "ESG Initiative of the Year" in 2023 for GHG reduction goals Top ranking in “Overall Commitment to ESG“ in 2023 Insurer's Lloyds ESG Survey 1 GPW, last twelve months ended 6/30/2024 2 Annualized operating return on average common equity ("operating ROACE") is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to annualized ROACE, the most comparable GAAP financial measure, and a discussion of the rationale for its presentation is provided later in this document 3 Total capital represents the sum of total shareholders' equity and debt. The debt to total capital ratio is calculated by dividing debt by total capital 4 Amounts may not reconcile throughout the document due to rounding differences Gross premiums written ("GPW"), last 12 months1

6 Broad, diverse Specialty portfolio  22% Property 22% Professional Lines Cyber2 18% Liability 10% Marine & Aviation 9%Accident & Health ("A&H") 8% Other3 7%Credit, Surety & Political Risk 4% $8.8 billion Product mix, GPW, last 12 months1 Insurance Reinsurance Includes business written out of North America, primarily in Excess and Surplus and Wholesale, Financial Lines, Programs, and multiline products for the Canadian markets Also includes Global Markets, our London- based international business, which offers a diverse portfolio of Specialty products including Marine & Aviation, Property, Cyber, and Renewable Energy Focus on Accident & Health, Casualty, Credit & Surety, and other Specialty business Complementary and accretive to our Specialty insurance book 1 Percent of total GPW, last twelve months ended 6/30/2024 2 Includes Cyber insurance only. Cyber reinsurance is included in Professional Lines 3 Includes Agriculture reinsurance, Motor reinsurance, and Runoff lines.

7 Insurance Overview  30% Property 19% Professional Lines Cyber 18% Liability 13%Marine & Aviation 10% Credit & Political Risk 6% Accident & Health ("A&H") 4% $6.4 billion Product mix, GPW, last 12 months1 1 Percent of total GPW, last twelve months ended 6/30/2024 2 Based on 2022 GPW rankings from E&S Insurer Conference and Awards 2023 E&S Carrier of the Year 20232 Top-10 carrier with leading wholesale brokers Top-10 syndicate at Lloyd's, rated “Outperforming” Active player in attractive and growing markets, including US E&S, US Specialty, and London Major talent additions including Head of Wholesale Casualty, Environmental, Errors & Omissions, Inland Marine, Construction Segment Highlights

8 Reinsurance Overview  30% 18% Professional Lines Motor 17% Liability 16% Credit & Surety 9% Run-off Lines 6% Agriculture 3% $2.4 billion Product mix, GPW, last 12 months1 1 Percent of total GPW, last twelve months ended 6/30/2024 Accident & Health Marine & Aviation 1% Segment Highlights Growth in Specialty lines and segments where we have strong capabilities and expertise Bottom-line focus driving improved underwriting quality through active portfolio management >1100 Treaties >680 Clients 76% GPW from clients with tenures of more than 10 years

9 Executing on ROACE Drivers

10 2Q 2020 2Q 2021 2Q 2022 2Q 2023 2Q 2024 62% 66% 72% 73% 44% 38% 34% 28% 27%$6.8B $7.2B $8.0B $8.1B $8.8B 56% Portfolio Reshaping GPW, TTM second quarter 2020 to 2024 Specialty Insurance Growth ReinsuranceInsurance Quarter-to-Date Growth Highlights $1,038 $1,268 $1,470 $1,684 $1,814 $679 $673 $644 $600 $626 ▪ Gross premiums written of $2.4B for the quarter were the highest second quarter in company history. ▪ Our insurance segment had its highest ever production of $1.8B in gross premiums written, with strength in Property, Credit & Political Risk, and A&H lines. ▪ Compared to prior year period, Gross premiums written grew 7%, including 8% in Insurance and 4% in Reinsurance. ▪ Premium production in our Insurance segment has grown at an average quarterly rate of 15% since Q2’2020. GPW, quarterly

11 57.8% 57.5% 55.0% 55.4% 34.5% 32.6% 32.4% 31.9% 9.1% 11.1% 11.0% 19.1% 73.2% 72.3% 66.4% 66.3% 26.4% 27.2% 26.6% 26.2% Consistently improving profitability Current Accident Year ("CAY") Combined ratio1 Improved underwriting performance 92.3% 90.1% 87.4% 87.3% CAY loss ratio2 Expense ratio3 Insurance Reinsurance 2021 2022 2023 YTD 2024 99.6% 99.5% 93.0% 92.5% 2021 2022 2023 YTD 2024 Resulting in expanding returns Annualized operating ROACE 1 Current accident year combined ratio is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to combined ratio, the most comparable GAAP financial measure, and a discussion of the rationale for its presentation is provided later in this document 2 Current accident year loss ratio is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net losses and loss expenses ratio, the most comparable GAAP financial measure, and a discussion of the rationale for its presentation is provided later in this document 3 Expense ratio includes acquisition cost ratio and underwriting-related general and administrative ratio

12 61.7% 60.6% 57.7% 55.5% 55.9% 55.7% YTD 2024 2.6% 58.3% 55.7% 2018 Reducing line sizes and ensuring steady CAY loss ratios E&S Property Excess Casualty US Directors & Officers ("D&O")2 -75% -46% -35% 2018 2023 9.0% 7.5% 17.7%4 9.5% 7.8% 2.7% 70.7% 68.1% 75.4% 64.6% 63.3% 58.6% CAT CAY loss ratio3 Ex-CAT CAY loss ratio3 2019 2020 2021 2022 2023 Evolution of policy size limits in key lines1 Evolution of group CAY loss ratio Reported CAY loss ratios 1 Average gross limits 2 US D&O reflects the average gross limits of US commercial D&O portfolio which is inclusive of public D&O, private D&O, Crime, Fidelity, Private Equity and EPL 3 CAT CAY loss ratio refers to catastrophe and weather-related current accident year loss ratio. Ex-CAT CAY loss ratio refers to current accident year loss ratio, excluding catastrophe and weather-related losses. These ratios are non-GAAP financial measures as defined in SEC Regulation G. The reconciliation to net losses and loss expenses ratio, the most comparable GAAP financial measure, and a discussion of the rationale for presentation of these ratios is provided later in this document 4 2020 CAT figures reflect the impact of the COVID-19 pandemic

13 Well-positioned portfolio driving strong investment returns 77% 3% 3% Investment portfolio as of 6/30/2024 Total cash and investments $17.2 billion Fixed maturities Cash and equivalents1 Mortgage loans Equity securities Other investments2 A+ Weighted average credit rating of fixed maturities portfolio 3.1 year Average duration, with cash flows to cover liabilities along the curve 5.7% Current market yield of fixed maturities 4.4% Book yield of fixed maturities 15% Allocation to risk assets 1 Includes short-term investments, accrued interest receivable, and net receivable/(payable) for investments sold (purchased) 2 Includes equity method investments 3 Includes other investments, equity securities, mortgage loans, cash and cash equivalents, short-term investments, and investment expenses 10% 7% Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 $107 $128 $91 $92 $88 $147 $133 $137 $154 $187 $167 $191 59% 53% 71% 79% 99% 71% 88% 91% 86% 74% 83% 81% Growing Investment Income Net investment income, in millions Other 3 Fixed Maturities

14 Capital management aligned with strategy execution Robust "toolbox" for generating and managing capital Capital generated annually from operations Further optionality through insurance- linked securities platforms, catastrophe bonds, outward reinsurance, loss portfolio transfer arrangements, etc. Efficient capital management and strong balance sheet at 18.8% debt-to-total capital S&P Financial strength rating A+ A.M. Best Financial strength rating A Capital deployed to advance strategic priorities Cycle management & profitable growth Capital allocated to businesses providing attractive long-term returns ▪ Underwriting portfolio, e.g., – E&S Property and Excess Casualty lines – New line expansion (e.g., Inland Marine) – London business (expanding leadership position) ▪ Investment portfolio Investments in capabilities ▪ Talent and productivity enhancements ▪ At-scale adoption of digital & analytics Capital returns ▪ Consistent dividends ▪ Share repurchases ($300 million authorized in May 2024) Inorganic opportunities ▪ Strategic investments, including through AXIS Digital Ventures ▪ Bolt-on acquisitions

15 Delivering Value

16 2Q Results Highlights How We Work program launched in 2023 to enhance how we operate and how we go to market Record Operating(1) EPS of $2.93 ▪ Gross premiums written growth of 7%, including 8% in Insurance and 4% in Reinsurance ▪ Gross premiums written of $2.4B for the quarter were the highest second quarter in company history. Our insurance segment had its highest ever production of $1.8B in gross premiums written, with strength in Property, Credit & Political Risk, and A&H lines. ▪ AXIS Re: targeted growth in specialty lines, reflecting repositioning as a focused, specialist reinsurer. Growth ▪ Combined Ratio of 90.4% ▪ Insurance: 87.9% ▪ Reinsurance: 89.3% ▪ G&A ratio of 11.4% versus 13.3% a year ago highlights successful execution of our “How We Work” program Profitability ▪ Total capital returned to common shareholders was $176 million year-to-date, including $100 million in share repurchases pursuant to our Board-authorized share repurchase program and dividends of $76 million ▪ Book Value per Share of $59.29, up 9.7% year-to-date and 16.3% over 12 months Balance Sheet & Capital Management ▪ Net investment income for the second quarter of 2024 was $191 million, compared to $137 million, for the second quarter of 2023, an increase of $54 million or 40%, primarily attributable to income from our fixed maturities portfolio due to increased yields Investment Portfolio 1 Operating income (loss) and operating income (loss) per diluted common share are non-GAAP financial measures as defined in SEC Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders and earnings (loss) per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.

17 $46.95 $50.31 $50.98 $51.17 $54.06 $57.13 $59.29 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Growth in Diluted Book Value per Share 26%

18 Emphasis on generating shareholder value Compensation clearly tied to value creation Performance-based equity program based on 15% annual adjusted DBVPS growth and relative total shareholder returns (“rTSR“) Fully aligned incentives between management and shareholders Consistent engagement with investor community – e.g., Investor Day, regular participation in industry and investor conferences Maximum transparency Granular financial and operational reporting Ongoing share repurchases $300 million repurchase authorized in May 2024 Consistent capital returns Regular dividends 36% cumulative TSR delivered in 20241 1 Year-To-Date through 8/1/2024

19

20 Appendix: Non-GAAP Financial Measures Reconciliations

21 1 Bermuda net deferred tax benefit due to the recognition of deferred tax assets net of deferred tax liabilities related to a future Bermuda corporate income tax rate of 15%, pursuant to the Corporate Income Tax Act 2023. 2 Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions 3 Operating income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss) available attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the table above, and a discussion of the rationale for its presentation is provided later in this document Operating Income and Operating Return on Average Common Equity Non-GAAP Financial Measures Reconciliation (Unaudited) For the six months ended June 30, 2024 and years ended December 31, 2023, 2022, and 2021

22 1 Operating income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss) available attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the table above, and a discussion of the rationale for its presentation is provided later in this document Operating Income and Operating Income per Diluted Common Share Non-GAAP Financial Measures Reconciliation (Unaudited) For the three months ended June 30, 2024 and 2023

23 Current Accident Year Combined Ratio – Insurance Segment Non-GAAP Financial Measures Reconciliation (Unaudited) For the six months ended June 30, 2024, and years ended December 31, 2023, 2022, and 2021

24 Current Accident Year Combined Ratio – Reinsurance Segment Non-GAAP Financial Measures Reconciliation (Unaudited) For the six months ended June 30, 2024, and years ended December 31, 2023, 2022, and 2021

25 Current Accident Year Combined Ratio – Consolidated Non-GAAP Financial Measures Reconciliation (Unaudited) For the six months ended June 30, 2024, and years ended December 31, 2023, 2022, and 2021

26 Current Accident Year Loss Ratio Non-GAAP Financial Measures Reconciliation (Unaudited) For the years ended December 31, 2018 – 2023 and six months ended June 30, 2024

27 Rationale for use of Non-GAAP Measures We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present operating income (loss) in total and on a per share basis, annualized operating return on average common equity ("operating ROACE"), current accident year combined ratio, current accident year loss ratio, catastrophe and weather-related losses ratio, and current accident year loss ratio, excluding catastrophe which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Operating Income (Loss) and Annualized Operating ROACE Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset. Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies. Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses) and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders' equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss). Reorganization expenses primarily relate to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss). Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss). Bermuda net deferred tax asset is due to the recognition of deferred tax assets net of deferred tax liabilities related to a future Bermuda corporate income tax rate of 15%, pursuant to the Corporate Income Tax Act 2023 effective for fiscal years beginning on or after January 1, 2025. The Bermuda net deferred tax asset is not related to the underwriting process. Therefore, this income is excluded from operating income (loss). Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset in order to understand the profitability of recurring sources of income. We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

28 Rationale for use of Non-GAAP Measures We also present annualized operating ROACE, which is derived from the operating income (loss) measure and is reconciled to the most comparable GAAP financial measure, annualized return on average common equity ("ROACE"), in the 'Non-GAAP Financial Measures Reconciliation' section of this document. Current Accident Year Combined Ratio Current accident year combined ratio represents underwriting results exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year combined ratio provides investors with an enhanced understanding of our results of operations by highlighting the profitability of our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year combined ratio to combined ratio, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document. Current Accident Year Loss Ratio Current accident year loss ratio represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year loss ratio provides investors with an enhanced understanding of our results of operations by highlighting net losses and loss expenses associated with our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year loss ratio to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document. Catastrophe and Weather-Related Losses Ratio (referred to as "CAT CAY loss ratio" on page 12 of this presentation) and Current Accident Year Loss Ratio, excluding Catastrophe and Weather-Related Losses (referred to as “Ex-CAT CAY loss ratio" on page 12 of this presentation) Catastrophe and weather-related losses ratio represents net losses and loss expenses ratio associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events exclusive of net favorable (adverse) prior year reserve development. Current accident year loss ratio, excluding catastrophe and weather-related losses represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development and net losses and loss expenses associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events. We believe that the presentation of these ratios that separately identify net losses and loss expenses associated with catastrophe and weather-related events provide investors with an enhanced understanding of our results of operations due to the inherently unpredictable nature of the occurrence of these events, the potential magnitude of these losses and the complexity that affects our ability to accurately estimate ultimate losses associated with these events. The reconciliation of catastrophe and weather-related losses ratio and current accident year loss ratio, excluding catastrophe and weather-related losses to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.